EXHIBIT 10.11




                            ASSIGNMENT OF LEASE


     This Assignment of Lease dated as of February 28, 1997 (the "Effective Date") by and between Johnson Controls, Inc., a Wisconsin corporation ("Assignor"), and Schmalbach-Lubeca Plastic Containers USA, Inc., a Delaware corporation ("Assignee").

     WHEREAS; pursuant to a Lease Agreement, by and between Assignor and AquaPenn Spring Water Company dated July 19, 1996 (the "Lease"), Assignor currently leases certain premises in Milesburg, Pennsylvania, as more particularly described in the Lease (the "Leased Premises").

     WHEREAS; Assignor and Schmalbach-Lubeca AG, the parent company of Assignee, have entered into an Acquisition Agreement (the "Agreement") pursuant to which Assignor has agreed to sell to Assignee and Assignee has agreed to buy from Assignor the Purchased Assets (as defined in the Agreement) of Assignor's Plastic Container Division, which include, among other things, the leasehold interest in the Leased Premises.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, Assignor and Assignee hereby agree as follows:

     As of the Effective Date, Assignor hereby assigns to Assignee all of Assignor's right, title and interest in and to the Lease and the Leased Premises. As of the Effective Date, Assignee accepts this assignment and assumes and agrees to make all payments required by said Lease from and after the Effective Date, and to perform all covenants and conditions of the Lease by said Assignor to be made and performed. It is expressly agreed that Assignee shall succeed to all rights and benefits of Assignor in said lease.

     This Assignment of Lease may be executed in counterparts.


"ASSIGNOR"                                       "ASSIGNEE"
JOHNSON CONTROLS, INC.                           SCHMALBACH-LUBECA PLASTIC
                                                 CONTAINERS USA, INC.


By: (Illegible Signature)                        By: (Illegible Signature)
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Title: Attorney in Fact                          Title: Secretary
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